EXHIBIT 10.2

AMENDMENT NO. 1
TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated as of April 6, 2017 (this “Amendment”), among ARLP REO I, LLC, on behalf of itself and with respect to QRS Series of ARLP REO I, LLC and TRS Series of ARLP REO I, LLC, ARLP REO II, LLC, on behalf of itself and with respect to QRS Series of ARLP REO II, LLC and TRS Series of ARLP REO II, LLC, ARLP REO III, LLC, on behalf of itself and with respect to QRS Series of ARLP REO III, LLC and TRS Series of ARLP REO III, LLC, ARLP REO IV, LLC, on behalf of itself and with respect to QRS Series of ARLP REO IV, LLC and TRS Series of ARLP REO IV, LLC, ARLP REO V, LLC, on behalf of itself and with respect to QRS Series of ARLP REO V, LLC and TRS Series of ARLP REO V, LLC, ARLP REO VI, LLC, on behalf of itself and with respect to QRS Series of ARLP REO VI, LLC and TRS Series of ARLP REO VI, LLC, ARLP REO VII, LLC, on behalf of itself and with respect to QRS Series of ARLP REO VII, LLC and TRS Series of ARLP REO VII, LLC, ARLP REO 400, LLC, on behalf of itself and with respect to QRS Series of ARLP REO 400, LLC and TRS Series of ARLP REO 400, LLC and ARLP REO 500, LLC, on behalf of itself and with respect to QRS Series of ARLP REO 500, LLC and TRS Series of ARLP REO 500, LLC and each other Delaware limited liability company that is organized in series that may be subsequently added as a party thereto (individually, each a “Borrower” and collectively the “Borrowers”), Altisource Residential Corporation, a Maryland corporation (the “Guarantor”) and Nomura Corporate Funding Americas, LLC, a Delaware limited liability company (the “Lender”).
RECITALS
The Lender and the Borrowers are parties to that certain Amended and Restated Loan and Security Agreement, dated as of April 7, 2016, (the “Existing Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.
The Lender and the Borrowers have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Loan Agreement.
Accordingly, the Lender and the Borrowers hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:
SECTION 1.Amendments to Existing Loan Agreement.
1.1    The definition of “Exit Fee” shall be removed in its entirety and all references thereto in any Facility Document are hereby deemed to be deleted in their entireties.

1.2    The definitions of “Stabilized Rental Property” and “Value Reduction Event” in Section 2 of the Existing Loan Agreement are hereby amended and restated in their respective entireties to read as follows (with the modified text underlined for ease of review):

“Stabilized Rental Property” shall mean a Rental Property that satisfies the following criteria, as determined by Lender in its discretion: (a)(i) the Rental Property is subject to a Lease Agreement, (ii) all upfront capital expenditures and repairs required under the terms of such Lease Agreement have been made, (iii) the related Tenant has commenced its occupation of the Rental Property, (iv) the first monthly Rental Proceeds under such Lease Agreement have been received by Property Manager from the related Tenant, and (v) as to which the related Tenant is less than ninety (90) days delinquent on any Monthly Lease Payment, (b) the Rental Property is currently unleased for a period of ninety (90) days or less, but immediately prior to such period, met the criteria set forth in (a)(i) through (iv) above, or (c) as otherwise approved by Lender in its discretion.

“Value Reduction Event” shall mean the occurrence of any of the following events, with respect to any Rental Property:

(a)    a Financed Rental Property Issue has occurred and Borrowers have not repaid to Lender the allocable Repayment Amount attributable to such Financed Rental Property within the timeframe specified in Section 3(f);
(b)    if a Financed Rental Property is an Eligible Non-Stabilized Rental Property that has not converted to an Eligible Stabilized Rental Property within two hundred seventy (270) days of the date of the initial Advance with respect to such Financed Rental Property;
(c)    once a Financed Rental Property becomes an Eligible Stabilized Property, if, thereafter, such Stabilized Property is not subject to a Lease Agreement for a period of more than ninety (90) days;
(d)    if a BPO is not obtained by Borrowers in accordance with the requirements of Section 13(y); or
(e)    if a Financed Rental Property that is not or is no longer an Eligible Non-Mortgaged Rental Property is not encumbered by a Mortgage; or
(f)    if a Property Sale has not been effectuated with respect to a Financed Rental Property that is an Eligible Non-Mortgaged Rental Property within one-hundred and twenty (120) days following the related Advance Date and such Financed Rental Property is not sold or is not subject to an enforceable Mortgage within the thirty (30) day period thereafter.

SECTION 2.    Condition Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following condition precedent:
2.1    Delivered Documents. On the Amendment Effective Date, the Lender shall have received the following document, which shall be satisfactory to the Lender in form and substance:
(a)    this Amendment, executed and delivered by the Borrowers and the Lender; and
(b)    the Second Amended and Restated Pricing Side Letter.
SECTION 3.    Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.
SECTION 4.    Representations and Warranties.  Each Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in the Existing Loan Agreement (including Section 12 thereof).
SECTION 5.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 6.    Counterparts. This Amendment may be executed by each of the parties hereto in any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Counterparts may be delivered electronically.
SECTION 7.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN.
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IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to Amended and Restated Loan and Security Agreement to be duly executed as of the date first above written.

NOMURA CORPORATE FUNDING AMERICAS, LLC

By:	/s/ Jack Kattan
Name:	Jack Kattan
Title:	Managing Director

Signature Page to Amendment No. 1 to Amended and Restated Loan and Security Agreement

ARLP REO I, LLC, on behalf of itself and each of its Series

By:	ARLP I, LLC, as manager

By:	Altisource Residential, L.P., its manager

By:	Altisource Residential GP, LLC, its general partner

By:	Altisource Residential Corporation, its sole member

By:	/s/ Robin N. Lowe
Name:	Robin N. Lowe
Title:	Chief Financial Officer

ARLP REO II, LLC, on behalf of itself and each of its Series

By:	ARLP I, LLC, as manager

By:	Altisource Residential, L.P., its manager

By:	Altisource Residential GP, LLC, its general partner

By:	Altisource Residential Corporation, its sole member

By:	/s/ Robin N. Lowe
Name:	Robin N. Lowe
Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to Amended and Restated Loan and Security Agreement

ARLP REO III, LLC, on behalf of itself and each of its Series

By:	ARLP I, LLC, as manager

By:	Altisource Residential, L.P., its manager

By:	Altisource Residential GP, LLC, its general partner

By:	Altisource Residential Corporation, its sole member

By:	/s/ Robin N. Lowe
Name:	Robin N. Lowe
Title:	Chief Financial Officer

ARLP REO IV, LLC, on behalf of itself and each of its Series

By:	ARLP I, LLC, as manager

By:	Altisource Residential, L.P., its manager

By:	Altisource Residential GP, LLC, its general partner

By:	Altisource Residential Corporation, its sole member

By:	/s/ Robin N. Lowe
Name:	Robin N. Lowe
Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to Amended and Restated Loan and Security Agreement

ARLP REO V, LLC, on behalf of itself and each of its Series

By:	ARLP I, LLC, as manager

By:	Altisource Residential, L.P., its manager

By:	Altisource Residential GP, LLC, its general partner

By:	Altisource Residential Corporation, its sole member

By:	/s/ Robin N. Lowe
Name:	Robin N. Lowe
Title:	Chief Financial Officer

ARLP REO VI, LLC, on behalf of itself and each of its Series

By:	ARLP I, LLC, as manager

By:	Altisource Residential, L.P., its manager

By:	Altisource Residential GP, LLC, its general partner

By:	Altisource Residential Corporation, its sole member

By:	/s/ Robin N. Lowe
Name:	Robin N. Lowe
Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to Amended and Restated Loan and Security Agreement

ARLP REO VII, LLC, on behalf of itself and each of its Series

By:	ARLP I, LLC, as manager

By:	Altisource Residential, L.P., its manager

By:	Altisource Residential GP, LLC, its general partner

By:	Altisource Residential Corporation, its sole member

By:	/s/ Robin N. Lowe
Name:	Robin N. Lowe
Title:	Chief Financial Officer

ARLP REO 400, LLC, on behalf of itself and each of its Series

By:	ARLP I, LLC, as manager

By:	Altisource Residential, L.P., its manager

By:	Altisource Residential GP, LLC, its general partner

By:	Altisource Residential Corporation, its sole member

By:	/s/ Robin N. Lowe
Name:	Robin N. Lowe
Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to Amended and Restated Loan and Security Agreement

ARLP REO 500, LLC, on behalf of itself and each of its Series

By:	ARLP I, LLC, as manager

By:	Altisource Residential, L.P., its manager

By:	Altisource Residential GP, LLC, its general partner

By:	Altisource Residential Corporation, its sole member

By:	/s/ Robin N. Lowe
Name:	Robin N. Lowe
Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to Amended and Restated Loan and Security Agreement